UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 9, 2016

F.N.B. Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-31940	25-1255406
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12 Federal Street, One North Shore Center, Pittsburgh, Pennsylvania		15212
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	800-555-5455

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

A special meeting of the shareholders of F.N.B. Corporation (“F.N.B.”) was held on December 9, 2016, at which the holders of F.N.B. common stock entitled to vote at such meeting approved the two matters listed below. The final voting results for each such matter are also provided below.

Proposal 1 – Approval of the issuance of F.N.B. common stock pursuant to the Agreement and Plan of Merger, dated as of July 20, 2016, between F.N.B. Corporation and Yadkin Financial Corporation (the “stock issuance proposal”).

For	Against	Abstain	Broker Non-Votes
161,426,399	2,648,267	2,392,719	0

Proposal 2 – Approval of one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of approval of the stock issuance proposal.

For	Against	Abstain	Broker Non-Votes
144,779,480	19,000,036	2,687,869	0

Item 8.01 Other Events.

On December 9, 2016, F.N.B. issued a press release announcing that, at the special meeting of shareholders held that day by each of Yadkin Financial Corporation (“Yadkin”) and F.N.B., respectively, the shareholders of Yadkin had approved the adoption of the merger agreement between F.N.B. and Yadkin and the merger of Yadkin with and into F.N.B.; and the shareholders of F.N.B. had approved the issuance of F.N.B. common stock pursuant to such merger agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information about the Merger and Where to Find It:

In connection with the proposed merger, F.N.B. Corporation has filed with the SEC a Registration Statement on Form S-4 (File No. 333-213776) that includes a Joint Proxy Statement of F.N.B. and Yadkin and a Prospectus of F.N.B., as well as other relevant documents concerning the proposed Merger.

SHAREHOLDERS OF F.N.B. CORPORATION AND YADKIN FINANCIAL CORPORATION ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The Joint Proxy Statement/Prospectus and other relevant materials, and any other documents F.N.B. and Yadkin have filed with the SEC, may be obtained free of charge at the SEC’s internet site, http://www.sec.gov. Copies of the documents F.N.B. has filed with the SEC may be obtained, free of charge, by contacting James G. Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317; and copies of the documents Yadkin has filed with the SEC may be obtained free of charge at Yadkin’s website at www.yadkinbank.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated December 9, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. Corporation

December 12, 2016	By:	Vincent J. Calabrese, Jr.

Name: Vincent J. Calabrese, Jr.
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated December 9, 2016